                         PROXY STATEMENT
                               OF
                 CABLE CAR BEVERAGE CORPORATION
                   717 17th Street, Suite 1475
                  Denver, Colorado  80202-3314


                 ANNUAL MEETING OF STOCKHOLDERS
                          JULY 31, 1996

      This Proxy Statement is furnished to the holders of Common Stock of Cable Car Beverage Corporation ("Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held at One Norwest Bank in the Hershner Room, 1700 Lincoln Street, Denver, Colorado on July 31, 1996 at 11:00 A.M. This proxy material was first forwarded to the holders of Common Stock on or about June 26, 1996.


                      REVOCATION OF PROXIES

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" all nominees for directors set forth below and "FOR" Proposal 2.


         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Stockholders of record of Common Stock at the close of business on June 10, 1996 will be entitled to vote at the meeting. On such date there were 8,748,658 shares of common stock outstanding. Each stockholder is entitled to one vote for each share of Common Stock held. There is no right to cumulative voting in the election of directors. Based on certain reports filed with the Securities and Exchange Commission, the following table reflects certain information as of March 27, 1996 as to beneficial holders of more than 5% of the outstanding shares of Common Stock of the Company and as to Common Stock beneficially owned by all executive officers and directors of the Company as a group:

                               Amount and Nature    Percent of Shares
                                of Beneficial          of Common
   Name of Beneficial Owner      Ownership (1)     Stock Outstanding
- ----------------------------------------------------------------------
    Samuel M. Simpson           1,239,877                13.70%

    James P. McCloskey            100,000                 1.13%

    William H. Rutter             723,732                 8.23%

    Myron D. Stadler               50,000                  .57%


    Officers and Directors as
    a Group  (4  persons)       2,113,609                22.85%


     (1)    This   table   is  based  on  8,748,658   shares
     outstanding at June 10, 1996, and includes presently exercisable options to purchase shares of the Company's
     Common Stock held by each of the foregoing.

               PROPOSAL 1 - ELECTION OF DIRECTORS

      The  Board  of  Directors is currently  composed  of  three
members.   The  Company's By-laws provide that the Company  shall
have no less than three and no more than seven directors.

      The Board of Directors proposes that the three nominees listed below be elected as directors of the Company to hold office until the next Annual Meeting of Stockholders or until successors are duly elected and qualified. Unless otherwise marked on the proxy, shares of the Common Stock represented by the proxy will be voted for the nominees named below. In the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the shares represented by the proxy will be voted for another person in the discretion of the persons named in the proxy. Certain information as to each nominee and director continuing in office is included below:

      Samuel M. Simpson, age 43, has been President, Chief Executive Officer and a director of the
Company since 1986. He has served as Chairman of the Board since 1992. He was employed as a consultant to reorganize the Company during 1983 prior to joining the Company first as its Vice President in 1984 and later as its President and Chief Executive Officer in 1986. From 1979 to 1984 Mr. Simpson was President of Energy Prospects, Inc. a Denver based privately owned oil and gas company.

      James P. McCloskey, age 45, has been a director of the Company since 1992. From April 1994 to February 1996, Mr. McCloskey was the Chief Financial Officer for Avalon Software Company, in Tucson, Arizona. From 1988 until April 1994, he was Chief Financial Officer of the Famous Amos Chocolate Chip Cookie Corporation, San Francisco, California. From 1985 to 1988 he was Chief Financial Officer and
President, respectively, of the William J. Ash Corporation and The James P. McCloskey Corporation,
Denver, Colorado, both privately owned real estate development companies. Mr. McCloskey is a certified public accountant.

      William H. Rutter, age 44, is a private investor and has been a director of the Company since 1995. From 1991 to 1993, Mr. Rutter was the president of Capstone Management Corporation which owns and operates restaurants in the Denver area. From 1984 to 1990, he was a partner in Sherman & Howard, a Denver, Colorado law firm.


                    Other Executive Officers

      Myron D. Stadler, age 29, has been employed by the Company since 1992 and was elected Chief Accounting Officer and Secretary in 1995. Prior to 1992, Mr. Stadler was a financial analyst for the City and County of Denver at Stapleton International Airport.


      The Board of Directors met five times during the year ended December 31, 1995 and approved action by unanimous consent on three occasions during that year. The Board of Directors does not have committees. No director attended fewer than 75% of the total meetings of the Board of Directors.

     The Board of Directors recommends that the stockholders vote
"FOR" each of the director
nominees listed above. The Company is informed that each current director intends to vote for each director nominee listed above.

                     EXECUTIVE COMPENSATION

            The following table provides summary information concerning compensation paid to or earned by the Company's Chief Executive Officer for the years ended December 31, 1995 and 1994, the six-month period ended December 31, 1993 and for the fiscal years ended June 30, 1993, and 1992. No other employee earned a salary and bonus which exceeded $100,000.

                      SUMMARY COMPENSATION

                                  Other         Long-Term Compensation
Name                 Annual      Annual          Awards      Payouts All Other
Principal         Compensation   Compen-   Restricted          LTIP    Compen-
Position   Year  Salary   Bonus  sation(1)   Stock   Options# Payouts  sation
- ------------------------------------------------------------------------------
Samuel M.
Simpson    1995 $120,000 $75,000     $0        $0        0      $0       $0
President
& Chairman 1994  115,137  40,000      0         0        0       0        0
of the
Board      1993   64,700  12,500      0         0        0       0        0

           1993  112,900       0      0         0        0       0        0

     (1) As permitted by Commission rules, no amounts are shown for certain perquisites, where such amounts do not exceed the lesser of 10% of bonus plus salary or $50,000.

     *         For the six-months ended December 31, 1993.



  The following table provides information with respect to the Chief
    Executive Officer, concerning unexercised stock options held as of December 31, 1995.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                  FISCAL YEAR END OPTION VALUES

                                        # Of Unexercised  Value Of Unexercised
                                        Options At        In-The-Money Options
             Shares Acquired  Value     December 31,1995  At December 31,1995
Name         On Exercise(#)   Realized  -All Exercisable  -All Exercisable(1)
- ------------------------------------------------------------------------------
Samuel M. Simpson   0           $0         301,666           $470,599
President &
Chairman of
the Board

  (1)Based on the closing bid price of the Company's common stock at December 29, 1995 as reported by the NASDAQ system.


                OPTION GRANTS IN LAST FISCAL YEAR

           Number of   % of Total
           Securities  Options
           Underlying  Granted to  Exercise or
           Options     Employees   in Base Price               Grant Date
Name       Granted(#)  Fiscal Year ($/Sh)      Expiration Date Present Value $
- ------------------------------------------------------------------------------
            <C.
Simpson,
Samuel M.    100,000      32%        $1.25         12/31/99         $1.19

Stadler,
Myron D.      10,000     3.2%        $1.10     12/31/98-12/31/01    $1.13

Stadler,
Myron D.      25,000       8%        $1.25     12/31/99-12/31/02    $1.19

                 Compensation Pursuant to Plans

           The Company presently has no proposed compensation plans such as pension, profit sharing, retirement plans, or other similar forms of executive compensation.


                      Employment Agreement

           The Company's President and Chief Executive Officer, Samuel M. Simpson, has an employment agreement with the Company which currently runs through December 31, 1998.


                            Directors

           The Company compensates outside directors at the rate of $1,000 per quarter plus direct expenses associated with attending meetings.
The  Board  of  Directors  does  not  have committees.


         Certain Relationships and Related Transactions

      AMCON DISTRIBUTING COMPANY - During 1995, the Company distributed 266,469 shares of AMCON common stock as a dividend to the Company's
shareholders of record as of July 5,  1995.   This distribution of 266,469
shares of AMCON represented 87% of the Company's holdings in AMCON. At June 10, 1996, the Company held 39,674 shares of AMCON common stock.

       PROPOSAL 2 - RATIFICATION OF SELECTION OF AUDITORS

      Price Waterhouse, LLC independent public accountants, have been the Company's auditors since 1986, and have been selected to continue for the year ended December 31, 1996. Representatives of Price Waterhouse, LLC will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions.

      The  ratification of selection of auditors must be approved by  a  majority  of  the shares entitled to vote  at  the  Annual
Meeting.   The  Board of Directors recommends a vote  "FOR"  this
proposal.


                         OTHER BUSINESS

      The management of the Company knows of no other matters to come before the meeting. However, if any matter requiring a vote of the Stockholders should arise, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.


               1997 ANNUAL MEETING OF STOCKHOLDERS

      Any stockholder who wishes to submit a proposal for inclusion in the proxy material relating to the Company's 1997 Annual Meeting of Stockholders, must submit such proposal to the Secretary of the Company on or before January 1, 1997. Any proponents of such proposal must be a holder of at least 1% or $1,000 in market value of common stock of the Company for at least one year and through the date of the meeting.


                          ANNUAL REPORT

      A  copy of the Company's Annual Report to Shareholders  for
the   year  ended  December  31,  1995,  accompanies  this  Proxy
Statement.  SEC Form 10-K, Annual Reports and Quarterly  Reports
may be obtained   by   written  request  to  Amy  Bolding, Shareholder
Relations, Cable Car Beverage Corporation, 717 17th Street, Suite 1475, Denver, Colorado 80202-3314.


                          MISCELLANEOUS

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by facsimile or telephone without additional compensation.

                      By Order of the Board of Directors



BY (Signature)              /s/ Myron D. Stadler
                                 Secretary

Denver, Colorado
June 10, 1996



PLEASE  SIGN,  DATE AND RETURN THE ENCLOSED PROXY  CARD  AT  YOUR
EARLIEST CONVENIENCE. A SELF-ADDRESSED, POSTAGE PAID ENVELOPE IS ENCLOSED FOR MAILING.

                 CABLE CAR BEVERAGE CORPORATION
                   717 17th Street, Suite 1475
                  Denver, Colorado  80202-3314


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON JULY 31, 1996



       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cable Car Beverage Corporation will be held at One Norwest Bank in the Hershner Room, 1700 Lincoln Street, Denver, Colorado at 11:00 A.M. for the following purposes:

(1)  To elect a Board of Directors to serve until the next Annual
     Meeting of Stockholders;

(2) The ratification of selection of Price Waterhouse, LLP as auditors for the Company for the 1996 calendar year;

(3) To transact such other business as may properly come before the meeting.


NOTE:      The  Board  of  Directors is not aware  of  any  other
business to come before the meeting.

     The Board of Directors has fixed June 10, 1996 as the record date for the determination of Stock-holders entitled to notice of and to vote at the Annual Meeting of Stockholders.

     All Stockholders are cordially invited to attend the meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States.



               By Order of the Board of Directors



BY (Signature)         /s/ Myron D. Stadler
                            Secretary





Denver, Colorado
June 10, 1996